UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 29, 2008

National Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12629	36-4128138
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

120 Broadway, 27th Floor, New York, NY 10271
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (212) 417-8000

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On December 29, 2008, National Holdings Corporation issued a press release announcing its results of operations for the year ended September 30, 2008.  A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933.

Item 9.01  Financial Statements And Exhibits.

(c)	Exhibits.

99.1	Press release issued by National Holdings Corporation on December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HOLDINGS CORPORATION
(Registrant)

Date: December 30, 2008	By:	/s/ MARK GOLDWASSER
Mark Goldwasser Chief Executive Officer

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